UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

OPTION CARE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Lakeside Dr. Suite 300N Bannockburn, IL		60015
(Address of principal executive offices)		(Zip Code)

(312)-940-2443

(Registrant’s telephone number, including area code)

BioScrip, Inc.

600 Broadway, Suite 700, Denver, Colorado 80202

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	BIOS	Nasdaq Global Select Market

INTRODUCTORY NOTE

This Current Report on Form 8-K of Option Care Health, Inc. is being filed concurrently with a separate Current Report on Form 8-K of Option Care Health, Inc. On August 6, 2019, HC Group Holdings II, Inc., a Delaware corporation (“HC II” or “Omega”), which wholly owns the group of operating subsidiaries known as Option Care (“Option Care”), first merged (the “First Merger”) with and into Beta Sub, Inc. (“Beta Sub, Inc.” or “Merger Sub Inc.”), a Delaware corporation and a wholly owned subsidiary of BioScrip, Inc., a Delaware corporation (“BioScrip” or the “Company”) with HC II as the surviving corporation (the “Surviving Corporation”). Immediately following the First Merger, the Surviving Corporation was merged with and into Beta Sub, LLC, (the “Second Merger”), a Delaware limited liability company and a wholly owned subsidiary of BioScrip (“Beta Sub, LLC” or “Merger Sub LLC”) (the First Merger and such subsequent merger referred to as the “Mergers”). Upon completion of the Mergers, the Surviving Corporation operates as a wholly owned subsidiary of BioScrip under the name HC Group Holdings II, LLC. The Mergers were effectuated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, HC II, HC Group Holdings I, LLC, a Delaware limited liability company (“Omega Parent”), HC Group Holdings III, Inc. (solely for limited purposes set forth therein), Beta Sub, Inc. and Beta Sub, LLC, dated as of March 14, 2019.

As a result of the Mergers, Omega Parent owned approximately 80% of the issued and outstanding shares of the combined company immediately following the completion of the First Merger.

At a special meeting of the Company’s stockholders held on August 2, 2019, the Company’s stockholders approved, among other things, an issuance of the Company’s shares of common stock, par value $0.0001 per share (the “Common Stock”) to Omega Parent pursuant to the Merger Agreement, and the adoption of the Company’s third amended and restated certificate of incorporation (the “Amended Charter”).

The Amended Charter became effective on August 6, 2019 pursuant to and upon filing the Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Amended Charter Effective Time”) with the Secretary of State of the State of Delaware. Immediately following the Amended Charter Effective Time, the First Merger became effective upon the filing of the First Certificate of Merger with the Secretary of State of the State of Delaware, and the Second Merger became effective upon the filing of the Second Certificate of Merger with the Secretary of State of the State of Delaware. At the Amended Charter Effective Time, the Mergers occurred with the Surviving Corporation operating as a wholly owned subsidiary of BioScrip. Immediately following the Amended Charter Effective Time, the Company filed a Certificate of Amendment with the State of Delaware to change the Company’s name to Option Care Health, Inc.

Item 2.02 Results of Operations and Financial Condition.

A copy of HC II’s financial statements for the three months ended June 30, 2019 is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

(b)

Executive Officers

In connection with the consummation of the Mergers and as was previously disclosed in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Commission on June 13, 2019, each of Stephen Deitsch and Kathryn Stalmack, each a Named Executive Officer of the Company, resigned from their positions upon the closing of the Mergers. Daniel Greenleaf, also a Named Executive Officer and the former Chief Executive Officer of the Company, resigned from his position upon the closing of the Mergers, and now serves as a special advisor to the combined company's Board of Directors (the “Board”).

As was previously disclosed in the section “The Mergers — Golden Parachute Compensation” to the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on June 26, 2019, and incorporated herein by reference, each of Stephen Deitsch, Kathryn Stalmack and Daniel Greenleaf is entitled to severance in connection with their separations from employment.

Board of Directors

In connection with the Mergers, the following members of the Board resigned at the close of the Mergers: Christopher Shackelton, Daniel Greenleaf, Michael Bronfein, Michael Goldstein and Steven Neumann. No such resignation was due to a disagreement on any matter relating to the Company’s operations, policies or practices.

(c)

John Rademacher - Chief Executive Officer, President and Director of Combined Company

John Rademacher, 52 years old, will serve as the Chief Executive Officer, President and Director of the Company. A biography of Mr. Rademacher was previously disclosed in the section “The Mergers — Biographies of Option Care Designated Directors of the Combined Company” to the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on June 26, 2019, and incorporated herein by reference. Mr. Rademacher was appointed to the position of Chief Executive Officer and President of the combined company on August 6, 2019.

Option Care previously entered into an employment agreement with Mr. Rademacher, which will remain in effect following the consummation of the Mergers, which is referred to herein as the “Rademacher employment agreement,” outlining his role and responsibilities and confirming the terms of his compensation arrangements. The following description of the Rademacher employment agreement is a summary of certain of its terms only and is qualified in its entirety by the full text of the Rademacher employment agreement attached hereto as Exhibit 10.1.

The Rademacher employment agreement provides for the following:

•	Mr. Rademacher will receive an annual base salary of $475,000 and will be eligible for an annual cash bonus target award of 100% of his base salary.

•	If Mr. Rademacher’s employment terminates without Cause (or by his resignation within 30 days following a sale of the Company, subject to certain conditions), but not due to his death or disability, he shall be entitled to receive his annual base salary and other employee benefits, and will be entitled to continue to receive a cash amount equal to his annual base salary and to continue to participate in health benefit plans for senior executive employees, for a period of 18 months after the date of termination. Mr. Rademacher will also be entitled to any unpaid annual bonus for any completed fiscal year and 100% of his annual base salary on a pro rata basis. All of these amounts are subject to Mr. Rademacher’s execution and delivery of a general release.

•	The definition of “Cause” in the Rademacher employment agreement includes: (i) the commission of a felony or other crime involving moral turpitude; (ii) the commission of any act or omission involving dishonesty, disloyalty or fraud with respect to the Company and/or its subsidiaries; (iii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company and/or its subsidiaries substantial public disgrace or substantial economic harm; (iv) substantial and repeated failure to perform duties as reasonably directed by the Board; (v) any intentional act or omission aiding or abetting a competitor, supplier or customer of the Company and/or its subsidiaries to the material disadvantage of the Company and/or its subsidiaries; (vi) breach of fiduciary duty or willful misconduct with respect to the Company and/or its subsidiaries or (vii) any other material breach of the Rademacher employment agreement.

Mike Shapiro - Chief Financial Officer of Combined Company

Mike Shapiro, 49 years old, served as the Chief Financial Officer of Option Care from August 2015 until the consummation of the Mergers. Prior to joining Option Care, Mr. Shapiro was the Senior Vice President and Chief Financial Officer of Catamaran Corporation, a previously publicly-traded pharmacy benefits management company that is now part of UnitedHealth Group’s Optum Rx division, from March 2014 to July 2015 and Senior Vice President, Finance of Catamaran Corporation from February 2012 to March 2014. Mr. Shapiro was appointed to the position of Chief Financial Officer of the combined company on August 6, 2019.

Option Care previously entered into an employment agreement with Mr. Shapiro, which will remain in effect following the consummation of the Mergers, which is referred to herein as the “Shapiro employment agreement,” outlining his role and responsibilities and confirming the terms of his compensation arrangements. The following description of the Shapiro employment agreement is a summary of certain of its terms only and is qualified in its entirety by the full text of the Shapiro employment agreement attached hereto as Exhibit 10.2.

The Shapiro employment agreement provides for the following:

•	Mr. Shapiro will receive an annual base salary of $350,000 and will be eligible for an annual cash bonus target award of 80% of his base salary.

•	If Mr. Shapiro’s employment terminates without Cause (or by his resignation within 30 days following a sale of the Company, subject to certain conditions), but not due to his death or disability, he shall be entitled to receive his annual base salary and other employee benefits, and will be entitled to continue to receive a cash amount equal to his annual base salary and to continue to participate in health benefit plans for senior executive employees, for a period of 12 months after the date of termination. Mr. Shapiro will also be entitled to any unpaid annual bonus for any completed fiscal year and 80% of his annual base salary on a pro rata basis. All of these amounts are subject to Mr. Shapiro’s execution and delivery of a general release.

•	The definition of “Cause” in the Shapiro employment agreement includes: (i) the commission of a felony or other crime involving moral turpitude; (ii) the commission of any act or omission involving dishonesty, disloyalty or fraud with respect to the Company and/or its subsidiaries; (iii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company and/or its subsidiaries substantial public disgrace or substantial economic harm; (iv) substantial and repeated failure to perform duties as reasonably directed by the officer he reports to or the Board; (v) any intentional act or omission aiding or abetting a competitor, supplier or customer of the Company and/or its subsidiaries to the material disadvantage of the Company and/or its subsidiaries; (vi) breach of fiduciary duty or willful misconduct with respect to the Company and/or its subsidiaries or (vii) any other material breach of the Shapiro employment agreement.

Harriet Booker - Chief Operating Officer of Combined Company

Harriet Booker, 53 years old, served as the Chief Operating Officer of BioScrip from November 2017 until the closing of the Mergers. Prior to that, Ms. Booker served as an executive advisor at Kate Farms, Inc., a food and beverage company, and was the Interim Senior Vice President, Revenue Cycle Management at Option Care from April 2016 until December 2016. Prior to that, Ms. Booker was the Chief Sales Officer at Coram CVS/ Specialty Infusion Services from January 2014 until April 2015. Ms. Booker was appointed to the position of Chief Operating Officer of the combined company on August 6, 2019.

Option Care previously entered into an employment agreement with Harriet Booker, which became effective following the consummation of the Mergers. A description of this employment agreement was previously disclosed in the section “The Mergers — Interests of Certain BioScrip Directors and Executive Officers in the Mergers” to the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on June 26, 2019, and is incorporated herein by reference. The description of the employment agreement is a summary of certain of its terms only and is qualified in its entirety by the full text of the employment agreement attached hereto as Exhibit 10.3.

Bob Kampstra - Chief Accounting Officer of Combined Company

Bob Kampstra, 45 years old, served as the Vice President of Finance, Controller of Option Care from November 2015 until the consummation of the Mergers. Prior to that, Mr. Kampstra served as the Finance Director - Americas from September 2012 until October 2015 and Vice President - Corporate Controller from March 2006 until September 2012 at Modine Manufacturing Company, a publicly-traded thermal management company. Mr. Kampstra was appointed to the position of Chief Accounting Officer of the combined company on August 6, 2019.

(d)

Following the consummation of the Mergers and pursuant to the terms of the Merger Agreement, the Board became comprised of ten members, eight of whom were selected by Option Care (including Timothy Sullivan and Elizabeth Q. Betten of Madison Dearborn Capital Partners, LLC, the largest stockholder of Omega Parent, John J. Arlotta, Nitin Sahney and Harry M. Jansen Kraemer, Jr., three independent directors under the Nasdaq rules and Rule 10A-3 promulgated under the Exchange Act, Mark Vainisi and Alan Nielsen of Walgreen Boots Alliance, Inc., Omega Parent’s other significant stockholder, and John Rademacher, the chief executive officer of Option Care and chief executive officer of the combined company) and two of whom were appointed by BioScrip (R. Carter Pate and David W. Golding, both of whom were on the BioScrip board immediately prior to the Mergers). The Board list is as follows:

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Quality and Compliance Committee	Finance and Investment Committee
Harry M. Jansen Kraemer, Jr.	Chair	X*		X*	X
John Rademacher	Member, Chief Executive Officer
Timothy Sullivan	Member		X*	X		X
Elizabeth Q. Betten	Member			X	X*	X*
Nitin Sahney	Member	X
John Arlotta	Member		X		X
Alan Nielsen	Member				X
Mark Vainisi	Member		X	X		X
R. Carter Pate	Member	X
David W. Golding	Member		X

*Indicates Chairperson of Committee.

Item 8.01 Other Events.

Press Release

On August 7, 2019, Option Care Health, Inc. issued a press release in connection with the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Nasdaq Listing Update

As previously disclosed, the Company is required to file a new listing application with Nasdaq because the Mergers constitute a change of control of BioScrip under Nasdaq rules. The combined company will not satisfy the minimum bid price requirements for listing on any Nasdaq exchange upon consummation of the Mergers. As a result, Nasdaq has not approved the new listing application of the combined company, and we expect the Nasdaq Listing Qualifications Staff to notify the combined company promptly following the closing of its failure to satisfy Nasdaq’s continued listing criteria. This notification will have no immediate effect on the listing of the combined company’s stock, which will continue to trade on Nasdaq. Following receipt of the notification, the combined company will commence an appeals process with Nasdaq and take all reasonable action in order to either maintain the listing of the common stock on a Nasdaq exchange, or apply for listing of the combined company on NYSE American where it will satisfy the initial listing criteria.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

A copy of HC II’s financial statements for the three months ended June 30, 2019 is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description
10.1	John Rademacher Employment Agreement.

10.2	Michael Shapiro Employment Agreement.

10.3	Harriet Booker Employment Agreement.

99.1	HC II’s financial statements for the three months ended June 30, 2019.

99.2	Press release issued by Company dated August 7, 2019 announcing the completion of the Mergers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTION CARE HEALTH, INC.

	By:	/s/ Clifford E. Berman
Name: Clifford E. Berman
August 7, 2019		Title: Senior Vice President, General Counsel and Corporate Secretary